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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2005
                             -----------------------


                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)
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           Delaware                  0-11071                   84-0685613
       (State or other         (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                           Identification Number)


         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)


                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.24d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.23e-4(c))

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ITEM 7.01  Regulation FD Disclosure

     On October 20, 2005, Image Entertainment, Inc. issued a press release concerning an update from the Special Committee of its Board of Directors on the proposal made public by Lions Gate Entertainment Corp. (NYSE: LGF) on September 13, 2005. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

     Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01  Financial Statements And Exhibits

         (c)   Exhibits

               Exhibit 99.1         October 20, 2005, Press Release





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGE ENTERTAINMENT, INC.


Dated:     October 20, 2005            By:  /s/ DENNIS HOHN CHO
                                            ---------------------------------
                                            Name:    Dennis Hohn Cho
                                            Title:   Corporate Secretary